SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          -----------------------------
                                    FORM 8-K
                          -----------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2001

                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

       0-22048                                                  35-1817634
(Commission File Number)                                      (IRS Employer
                                                             Identification No.)

       P. O. Box 1903
       2703 College Avenue
       Goshen, Indiana                                             46526
(Address of principal executive offices)                         (Zip Code)

                                  219-533-1105
                 Registrant's telephone number, include zip code

Item 2.   Acquisition or Disposition of Assets

On May 25, 2001, Starcraft Corporation ("the Company") sold certain assets of its conversion vehicle segment to Centurion Vehicles, Inc. ("Centurion"). Under the terms of the sale Centurion acquired inventory, machinery and equipment valued at approximately $2.25 million. Centurion agreed to pay approximately $1 million in cash and a one-year note, and assume Starcraft's warranty obligations. Starcraft will receive royalties under a license agreement for the use of the Starcraft name, certain trademarks and patents. The Company does not expect to record a significant gain or loss from the transaction.

Item 7.   Financial Statements and Exhibits

          (b)  Pro Forma Financial Information (set forth below - Annex A)

          (c)  Exhibits

               (2) Asset Purchase and Sale Agreement, dated May 7, 2001, Between Starcraft Automotive Group, Inc. and Centurion Vehicles, Inc.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 STARCRAFT CORPORATION


June 6, 2001                     By: /s/ Richard J. Mullin
                                    --------------------------------------------
                                     Richard J. Mullin, Chief Financial Officer

                                                                        ANNEX A
                                                                        -------


Pro Forma Financial Information (unaudited)


The following financial information reflects Starcraft Corporation's ("the Company") Conversion Vehicle business as a discontinued operation and reflects pro forma adjustments associated with the sale of this business to Centurion Vehicles, Inc.

The pro forma consolidated statements of earnings (loss) for the year ended October 1, 2000 and the six months ended April 1, 2001 present the Company's results as if the sale had occurred as of the beginning of the periods presented. These statements of earnings (loss) have been prepared by adjusting the historical statements of earnings (loss) to reflect the Company's Conversion Vehicle business as a discontinued operation and include the estimated costs and expenses as a result of the sale.

The pro forma consolidated balance sheet at April 1, 2001 presents the consolidated financial position of Starcraft Corporation assuming the sale had occurred at that date. Such balance sheet has been prepared by adjusting the historical balance sheet for the effect of changes in assets, liabilities and capital associated with the sale.

Pro forma financial statements may not necessarily reflect the consolidated results of operations or financial position that would have existed had the sale been effected on the dates specified nor are they indicative of future results.

                                                                        ANNEX A
                                                                        -------
                                                                       Continued
STARCRAFT CORPORATION
Consolidated Results of Operations


                                   6 Months Ended April 1, 2001                    Year Ended October 1, 2000
                                   ----------------------------                    --------------------------

                                             Pro Forma      Pro Forma                          Pro Forma     Pro Forma
                               As Filed     Adjustments      Results             As Filed     Adjustments     Results
                               ---------------------------------------           -------------------------------------
Net Sales                     $   41,984    $  10,824       $  31,160         $  127,341      $  34,754    $  92,587

Cost of Sales                     38,036       11,103          26,933            110,045         36,981       73,064
                              ----------    ---------       ---------         ----------      ---------    ---------

Gross Profit                       3,948         (279)          4,227             17,296         (2,227)      19,523

Operating Expenses                 7,378        1,715           5,663             14,922          4,300       10,622
                              ----------    ---------       ---------         ----------      ---------    ---------

Operating Income (Loss)           (3,430)      (1,994)         (1,436)             2,374         (6,527)       8,901

Non-operating (Expenses)
     Income
     Interest, net                  (610)        (107)           (503)            (1,447)          (275)      (1,172)
     Other, net                       74          ---              74                 83            ---           83
                              ----------    ---------       ---------         ----------      ---------    ---------
                                    (536)        (107)           (429)            (1,364)          (275)      (1,089)

Income (Loss) before minority
     interest and income taxes    (3,966)      (2,101)         (1,865)             1,010         (6,802)       7,812

Minority interest in income
     (loss) of subsidiary            (89)         ---             (89)             4,918            ---        4,918
                              -----------   ---------       ----------        ----------      ---------    ---------

Income (loss) from continuing
     operations before income
     taxes                        (3,877)      (2,101)         (1,776)            (3,908)        (6,802)       2,894

Income Taxes                          51           13              38                439             40          399
                              ----------    ---------       ---------         ----------        -------    ---------

Income (Loss) from
     continuing operations     $  (3,928)   $  (2,114)      $  (1,814)        $   (4,347)     $  (6,842)   $   2,495
                              ===========   ==========      ==========        ===========     ==========   =========


Basic Earnings
     (loss) per share         $    (0.93)                   $   (0.43)        $    (1.03)                  $    0.59
                              ===========                   ==========        ===========                  =========

Weighted average
     common shares
     outstanding                   4,245                        4,245              4,215                       4,215
                              ==========                    =========         ==========                   =========

Dilutive earnings
     (loss) per share         $    (0.93)                   $   (0.43)             (1.03)                  $    0.51
                              ===========                   ==========        ===========                  =========

Weighted average
     common shares
     outstanding                   4,245                        4,245              4,215                       4,871
                              ==========                    =========         ==========                   =========

                                                                        ANNEX A
                                                                        -------
                                                                       Continued


STARCRAFT CORPORATION
Consolidated Balance Sheet



                                             April 1, 2001
                              ---------------------------------------

                                              Pro Forma     Pro Forma
                               As Filed      Adjustments     Results
                              ---------------------------------------
Current Assets:

     Cash                     $    1,199 $        ---       $   1,199

     Accounts Receivables         14,845          ---          14,845

     Notes Receivable                ---          718             718

     Inventories                  10,730       (2,494)          8,236

     Prepaid Expenses              1,227          ---           1,227
                              ----------     --------       ---------

Total Current Assets              28,001       (1,776)         26,225


Property and Equipment, net        7,726         (227)          7,499

Goodwill                           1,112          ---           1,112

Other Assets                         240          ---             240
                              ----------     --------       ---------

                              $   37,079     $ (2,003)      $  35,076
                              ==========     =========      =========


Current Liabilities:

     Current Maturity of LTD  $    5,200     $    (17)      $   5,183

     Accounts Payable, Trade      18,953          ---          18,953

     Accrued Expenses              5,011       (1,700)          3,311
                              ----------     ---------      ---------

Total Current Liabilities         29,164       (1,717)         27,447


Long-Term Debt                    11,388         (286)         11,102

Minority Interest in Equity
     of Subsidiary                   ---          ---             ---

Shareholders' Equity              (3,473)         ---          (3,473)
                              -----------    --------       ----------

                              $   37,079     $ (2,003)      $  35,076
                              ==========     =========      =========